Supplement to the
Fidelity Advisor® Leveraged Company Stock Fund
Class A, Class M, Class C, Class I, and Class Z
September 29, 2023
Summary Prospectus
Reorganization. The Board of Trustees of Fidelity Advisor Series I has unanimously approved an Agreement and Plan of Reorganization (“Agreement”) between Fidelity Advisor® Leveraged Company Stock Fund and Fidelity® Leveraged Company Stock Fund.
Each fund seeks capital appreciation.
As a result of the proposed Reorganization, shareholders of each class of Fidelity Advisor® Leveraged Company Stock Fund will receive shares of the corresponding class of Fidelity® Leveraged Company Stock Fund.
The Agreement provides for the transfer of all of the assets and the assumption of all of the liabilities of Fidelity Advisor® Leveraged Company Stock Fund in exchange for corresponding shares of Fidelity® Leveraged Company Stock Fund equal in total value to the total value of shares of Fidelity Advisor® Leveraged Company Stock Fund. After the exchange, Fidelity Advisor® Leveraged Company Stock Fund will distribute the Fidelity® Leveraged Company Stock Fund shares to its shareholders pro rata, in liquidation of Fidelity Advisor® Leveraged Company Stock Fund (these transactions are referred to as the “Reorganization”).
The Reorganization, which does not require shareholder approval, is expected to take place on or about October 25, 2024. The Reorganization is expected to be a tax-free transaction. This means that neither Fidelity Advisor® Leveraged Company Stock Fund nor its shareholders will recognize any gain or loss as a direct result of the Reorganization.
Effective after the close of business on or about October 18, 2024, new positions in the fund may no longer be opened. Existing shareholders may continue to hold their shares and purchase additional shares through the reinvestment of dividend and capital gain distributions until the fund’s Reorganization takes place.
For more detailed information, please contact Fidelity at 1-877-208-0098.

Effective March 1, 2024, the fund’s management contract was amended to incorporate administrative services previously covered under separate services agreements. The amended contract incorporates a management fee rate that may vary by class. The Adviser or an affiliate pays certain expenses of managing and operating the fund out of each class’s management fee.
The following information replaces similar information found in the “Fund Summary” section under the “Fee Table” heading.
Annual Operating Expenses
(expenses that you pay each year as a % of the value of your investment)

	Class A	Class M	Class C	Class I	Class Z
Management fee	0.75%A,B	0.74%A,B	0.77%A,B	0.74%A,B	0.61%A,B
Distribution and/or Service (12b-1) fees	0.25%	0.50%	1.00%	None	None
Other expenses	0.03%B	0.03% B	0.03%B	0.03%B	0.03%B
Total annual operating expenses	1.03%	1.27%	1.80%	0.77%	0.64%

A The management fee covers administrative services previously provided under separate services agreements with the fund, for which 0.20% for Class A, 0.20% for Class M, 0.23% for Class C, 0.19% for Class I, and 0.07% for Class Z was previously charged under the services agreements.
B Adjusted to reflect current fees.

	Class A		Class M		Class C		Class I		Class Z
	Sell All Shares	Hold Shares	Sell All Shares	Hold Shares	Sell All Shares	Hold Shares	Sell All Shares	Hold Shares	Sell All Shares	Hold Shares
1 year	$674	$674	$475	$475	$283	$183	$79	$79	$65	$65
3 years	$884	$884	$739	$739	$566	$566	$246	$246	$205	$205
5 years	$1,111	$1,111	$1,023	$1,023	$975	$975	$428	$428	$357	$357
10 years	$1,762	$1,762	$1,830	$1,830	$1,932	$1,932	$954	$954	$798	$798

ALSF-SUSTK-0724-105 1.9880615.105	July 26, 2024